                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) JUNE 15, 1998

                              U. S. RENTALS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


     DELAWARE                    1-12623                      94-3061974
     -------------------------------------------------------------------
     (State or other             (Commission                  (IRS employer
     jurisdiction of             file number)                 identification
     incorporation)                                           number)

                1581 CUMMINS DRIVE, SUITE 155, MODESTO CA  95358
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (209) 544-9000
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              (Registrant's telephone number, including area code)


         _____________________________________________________________
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS
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         U.S. Rentals, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger, dated as of June 15, 1998 (the "Merger Agreement"), among the Company, United Rentals, Inc., a Delaware corporation ("United"), and UR Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of United ("Merger Sub"), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will be merged with and into the Company, with the Company as the surviving corporation and wholly-owned subsidiary of United (the "Merger"). In the Merger, each outstanding share of common stock of the Company ("Company Common Stock") will be converted into the right to receive 0.9625 of a share of common stock of United ("United Common Stock"). The Merger is conditioned upon, among other things, (i) adoption of the Merger Agreement by the stockholders of the Company, (ii) approval by the stockholders of United of (A) an amendment to United's certificate of incorporation to increase the number of authorized shares of United Common Stock and (B) the issuance of United Common Stock in exchange for Company Common Stock in the Merger pursuant to the Merger Agreement, and (iii) the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Richard D. Colburn, the Company's Chairman and largest stockholder, has agreed with United to vote all shares owned by him in favor of the transactions contemplated by the Merger Agreement, and Bradley S. Jacobs, United's Chairman and largest stockholder, has agreed with the Company to vote all shares owned by him in favor of the transactions contemplated by the Merger Agreement. A copy of the joint press release of the Company and United relating to the execution of the Merger Agreement is attached hereto as an exhibit and is incorporated herein by reference.

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

ITEM 7.   EXHIBITS
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
Exhibit No.    Name of Item                                         Page No.
-----------    ------------                                         --------
99.1           Joint Press Release of USR and United, dated
               June 16, 1998, relating to the execution of a
               definitive agreement for the merger of a special
               purpose subsidiary of United with and into USR

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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                U.S. RENTALS, INC.


Date: June 19, 1998             By: /s/ John S. McKinney
                                    ____________________________________
                                    Name:  John S. McKinney
                                    Title: Vice President - Finance, and
                                           Chief Financial Officer



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